Exhibit 99.3

CONSENT OF INDEPENDENT AUDITOR
We consent to the incorporation by reference in Registration Statement Nos. 333-215422 and 333-225312 on Form S-3 and Registration Statement Nos. 333-189685, 333-167945, 333-137836, 333-118222, 333-118215, 333-225596, and 333-235908 on Form S-8 of PDC Energy, Inc. of our report dated February 26, 2020, relating to the financial statements of SRC Energy Inc. appearing in this Current Report on Form 8-K of PDC Energy, Inc. dated June 5, 2020.

/s/ DELOITTE & TOUCHE LLP

Denver, Colorado
June 5, 2020